ADDENDUM
To CONTRACT NO YCH-04/888 dated 26th of July 2004


Moscow                                                       9th  of August 2004


"COPTENT TRADING LTD" , hereinafter referred to as "Seller", represented by the Director, Dolmatov V.V., acting on the grounds of the Charter, on the one part,

and

ERLYAN TRADE COMPANY "YUN CHOU", hereinafter referred to as "Buyer", represented by the Deputy Director General Dzhan Len Bo, acting on the grounds of the Charter, on the other part, hereinafter referred to as the "Parties", have agreed to amend the provisions of the Contract NO YCH-04/888 dated 26th of July 2004 as follows:

                                   4. PAYMENT


     4.1. Payment is to be effected in terms of actual grades and shipped quantity. Payments for the Goods under the present Contract is to be effected in US dollar.

     4.2. Payments under the Contract is to be effected to Coptent Trading LTD currency account in installments not less then 25,000 (twenty five thousand) US dollars each. The amount of the installment may be less, than specified in this Contract at the both Parties written consent.

    4.3. The title is being transferred to the Seller in accordance with provisions of the Chapter 1 of the Contract NO YCH-04/888 dated 26th of July 2004 DAF in accordance with Incoterms 2000).

    4.4. The payment to be effected within 30 (thirty) banking days upon the fulfillment of two conditions: (i) sale of goods to the Final Buyer, (ii) and accumulation of the amount equal to 25,000 US Dollars on the Buyer's account. For the avoidance of doubt, notwithstanding anything to the contrary contained hereunder, if the sale of goods to the Final Buyer does not occur within 180 (one hundred and eighty) business days of the delivery of the goods the Buyer shall be liable to pay to the Seller the full invoice value of the delivered goods on the 181st day of the delivery.


                            ADDRESSES OF THE PARTIES


SELLER:

<<COPTENT TRADING LTD>>
551 5th Ave Suite 601 New York NY 10017 USA

Beneficiary's bank:
------------------
MULTIBANKA, VECPILSETA BRANCH, RIGA, LATVIA SWIFT: MULT LV 2X

Beneficiary account: IBAN
-------------------
LV81 MULT 1310178880010

Receiver's Correspondent:
------------------------
CREDIT LYONNAIS NEW YORK BRANCH, NEW YORK, USA SWIFT: CRLY US 33

Correspondent account: 0138715000100
---------------------


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BUYER:
ERLYAN TRADE COMPANY "YUN CHOU", ERLYAN-KHOTO, APBM, CHINA, 011100 YUILU STR.,2

INTERMEDIAL BANK:
BANK OF CHINA NEW YORK, NY SWIFT CODE: BKCHUS33

ADVING BANK:
BANK OF CHINA INNER MONGOLIA BR. SWIFT CODE: BKCHCNBJ880

BENEFICIARYS BANK:
BANK OF CHINA INNER MONGOLIA BRANCH, ERLIANHOT SUB-BRANCH

BENEFICIARYS NAME:
ERLIAN YUN TSZU CO., LTD

BENEFICIARYS ACCOUNT
No.: 158900757508091001

                                   SIGNATURES

BUYER:

Deputy Director General

/S/ Dzhan Len Bo


SELLER:

Director

/S/ Dolmatov V.V.